Dear Shareholder:

Enclosed is the semi-annual report of the operations of the Integrity Fund of Funds, Inc., the "Fund," for the six months ended June 30, 2000. The Fund's portfolio and related financial statements are presented within for your review.

As we end mid-year, the Fund began the year at $15.80 per share and closed at $16.34 for a total return of 3.42%. In comparison, the Dow Jones Industrial Average was down (9.13%), the Standard and Poor's 500 Stock Index down (1.00%), and the NASDAQ Composite Index down (2.54%).

Factors attributing to the stock markets mid-year decline was the Federal Reserve's vigilant attack of a strong U.S. economy, raising the fed funds rate 1.75% to a current level of 6.50%. Strong consumer spending, tight labor markets, and an increasing CPI (Consumer Price Index) remain key factors in the Federal Reserve's actions.

Old Economy stocks were the buzz word in the first half of the year while the technology sector provided disappointment. After reaching a record on March 10th of 5,048.62, the Nasdaq Composite Index fell 37.30% to 3,164.55 on May 23rd.

Corporate earnings appear to be the driving force behind the stock market as the dot-com's craze has begun to wear out, or in some cases fizzled.

Closely watched in the second half of the year will be the Federal Reserve's actions to slow the economy and the effects it will have on corporate earnings.

Diversification among proven funds remains an important strategy in the Fund's mid-year success.

Long-term capital appreciation and growth of income remain the primary objectives of the Fund.


Sincerely,




Monte L. Avery                             Robert E.Walstad
Chief Portfolio Strategist                 President





TERMS & DEFINITIONS
-------------------

APPRECIATION
Increase in the value of an asset.

AVERAGE ANNUAL TOTAL RETURN
A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

CONSUMER PRICE INDEX
A commonly used measure of inflation; it does not represent an investment return.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
A charge applied at the time of the redemption, assuming redemption at the end of the period.

DEPRECIATION
Decrease in the value of an asset.

GROWTH FUND
A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research, or development.

GROWTH & INCOME FUND
Fund that invests in common stocks for both current income and long-term growth of capital and income.

LOAD
A mutual fund whose shares are sold with a sales charge added to the net asset value.

MARKET VALUE
Actual price at which a fund trades in the market place.

NET ASSET VALUE (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

NO-LOAD
A mutual fund whose shares are sold without a sales charge added to the net asset value.

TOTAL RETURN
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Load Types
[pie chart]
Load                      90.4%
No-Load                    9.6%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio. As of 06-30-00, the fund has not paid a sales load to any fund.


Portfolio Investment Style
[pie chart]
Growth                    58.0%
Growth & Income           31.5%
Aggressive Growth         10.5%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests.

COMPARATIVE INDEX GRAPH
----------------------
[line graph]
        Comparison of change in value of a $10,000 investment in Integrity Fund of Funds and the S&P 500 Index

                             Integrity Fund of Funds
                         w/o CDSC           S&P 500 Index
--------------------------------------------------------------
1/3/1995                $10,000                  $10,000
1995                    $12,520                  $13,411
1996                    $14,252                  $16,129
1997                    $16,340                  $21,130
1998                    $18,328                  $26,765
1999                    $21,807                  $31,991
6/30/00                 $22,552                  $31,672

AVERAGE ANNUAL TOTAL RETURNS

                     For periods ending June 30, 2000
                   ------------------------------------
                                              Since Inception
                1 year           5 year          01/03/95
                ----------------------------------------------
Without CDSC     12.02%          14.58%           15.96%
With CDSC        10.52%           N/A              N/A

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two.
Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

KEY STATISTICS
---------------

12-31-99 NAV (share value)    $15.80
06-30-00 NAV                  $16.34
Number of Issues               22
Total Net Assets              $22,423,059

SCHEDULE OF INVESTMENTS June 30, 2000 (Unaudited)
Name of Issuer
Percentages represent the market value                                              Market
of each investment category to total net assets                Quantity             Value
------------------------------------------------------------------------------------------

MUTUAL FUNDS (98.1%)
*AIM Aggressive Growth Fund A ...............................    17,037        $  1,295,000
AIM Blue Chip Fund A  .......................................    23,524           1,270,054
AIM Charter Fund A   ........................................    99,951           1,868,081
*AIM Constellation Fund A  ..................................    22,824           1,006,090
AIM Weingarten A  ...........................................    35,913           1,142,026
*AIM Value Fund A  ..........................................    43,422           2,112,068
American Growth Fund of America  ............................    41,119           1,390,640
*American Washington Mutual Investors  ......................    54,208           1,524,880
*Davis New York Venture A  ..................................    68,489           2,113,559
Dodge & Cox Stock Fund  .....................................     2,308             214,394
Invesco Blue Chip Growth  ...................................    23,082             201,510
Janus Fund  .................................................     9,045             410,556
Legg Mason Value Trust  .....................................     7,907             522,824
MFS Capital Opportunities Fund  .............................    54,657           1,239,619
MFS Research A  .............................................    44,593           1,365,451
Massachusetts Investors Growth Stock Fund ...................    26,833             564,827
Massachusetts Investors Trust  A  ...........................    30,222             632,842
*Putnam Fund for Growth & Income A  .........................    53,799             967,302
*Putnam Vista Fund  .........................................    68,955           1,402,541
Strong Large Cap Growth Fund  ...............................     3,888             184,826
Vanguard Index Trust 500 Portfolio  .........................     2,051             275,078
Vanguard Index Trust  Growth Portfolio ......................     7,508             303,153
                                                                              --------------
TOTAL MUTUAL FUNDS (COST: $16,548,358) ......................                 $  22,007,321
                                                                              --------------
SHORT-TERM SECURITIES (1.7%)
Federated Money Market Trust #092  (COST: $388,919) .........                       388,919
                                                                              --------------

TOTAL INVESTMENTS IN SECURITIES (COST: $16,937,277) ..........                $  22,396,240
OTHER ASSETS LESS LIABILITIES ................................                       26,819
                                                                              --------------
NET ASSETS....................................................                $  22,423,059
                                                                              ==============

*Indicates securitites are segregated by the custodian to cover initial margin requirements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS June 30, 2000

STATEMENT OF ASSETS AND LIABILITIES June 30, 2000 (Unaudited)
-------------------------------------------------------------
ASSETS
     Investments in securities, at value
     (cost: $16,937,277) ...................   $   22,396,240
     Accrued interest receivable ...........            1,732
     Accrued dividends receivable ..........           54,741
     Prepaid expenses ......................            3,128
     Receivable for fund shares sold .......                5
                                             -----------------
        Total Assets .......................   $   22,455,846
                                             -----------------

LIABILITIES
     Accrued expenses ......................   $       31,932
     Payable for fund shares redeemed ......              505
     Bank overdraft ........................              350
                                             -----------------
        Total Liabilities ..................   $       32,787
                                             -----------------

NET ASSETS .................................   $   22,423,059
                                             =================

Net assets are represented by:
     Capital stock outstanding, at par .....   $          137
     Additional paid-in capital ............       16,882,086
     Accumulated undistributed net
     realized gain (loss) on investments ....          81,873
     Unrealized appreciation on investments .       5,458,963
                                              ----------------
          Total amount representing net
          assets applicable to 1,372,100
          outstanding shares of $.0001 par value
          common stock (1,000,000,000
          shares authorized) ...............   $   22,423,059
                                             -----------------
Net asset value per share ..................   $        16.34
                                             =================



STATEMENT OF OPERATIONS For the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------

INVESTMENT INCOME
    Interest ..............................   $        20,091
    Dividends .............................            29,896
                                            ------------------
         Total Investment Income ..........   $        49,987
                                            ------------------
EXPENSES
    Investment advisory fees ..............   $       100,130
    Transfer agent fees ...................            16,006
    Accounting service fees ...............            17,519
    Service fees ..........................            27,814
    Custodian fees ........................             1,674
    Transfer agent out-of-pockets .........             3,116
    Professional fees .....................             3,543
    Directors fees ........................             1,358
    Reports to shareholders ...............             2,040
    Insurance expense .....................             1,033
    License, fees, and registrations ......             4,035
                                            ------------------
        Total Expenses ....................   $       178,268
    Less expenses waived or absorbed
    by the Fund's manager .................              (265)
                                            ------------------
         Total Net Expenses ...............   $       178,003
                                            ------------------
NET INVESTMENT INCOME (LOSS) ..............   $      (128,016)
                                            ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) from:
     Investment transactions ..............   $       142,186
     Capital gain distributions ...........            67,703
     Net change in unrealized appreciation
    (depreciation) of:
     Investments ..........................           660,310
                                            ------------------
          Net realized and unrealized gain
          (loss) on investments ...........   $       870,199
                                            ------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS .................   $       742,183
                                            ==================


The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS June 30, 2000

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2000, and the year ended  December 31, 1999

                                                                                     For the Six
                                                                                     Months Ended                For the
                                                                                    June 30, 2000              Year Ended
                                                                                     (Unaudited)           December 31, 1999
                                                                            -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss) ...........................................     $     (128,016)              $      103,802
    Net realized gain (loss) on investment and futures transactions ........            209,889                    1,363,878
    Net change in unrealized appreciation (depreciation) on investments
    and futures ............................................................            660,310                    2,229,033
                                                                             ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Operations.........................................................     $      742,183               $    3,696,713
                                                                             ----------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.00 and
$.08 per share, respectively) ..............................................     $            0               $     (103,802)
Distributions from net realized gain on investment and futures
    transactions ($.00 and $1.04 per share, respectively) ..................                  0                   (1,363,878)
                                                                             ----------------------------------------------
          Total Dividends and Distributions.................................     $            0               $   (1,467,680)
                                                                             ----------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares............................................     $    1,297,799               $    2,431,447
    Proceeds from reinvested dividends......................................                  0                    2,283,807
    Cost of shares redeemed.................................................         (1,749,768)                  (4,869,579)
                                                                             ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
          Capital Share Transactions........................................     $     (451,969)              $     (154,325)
                                                                             ----------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................     $      290,214               $    2,074,708

NET ASSETS, BEGINNING OF PERIOD.............................................         22,132,845                   20,058,137
                                                                             ----------------------------------------------
NET ASSETS, END OF PERIOD...................................................     $   22,423,059               $   22,132,845
                                                                             ================================================

The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS June 30, 2000 (Unaudited)

Note 1.   ORGANIZATION
Integrity Fund of Funds, Inc. (the Fund) is registered under the
Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT SECURITY VALUATION -- Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

DISTRIBUTIONS TO SHAREHOLDERS -- The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash.

DIVIDEND INCOME -- Dividend income is recognized on the ex-dividend date.

FUTURES CONTRACTS -- The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.   CAPITAL SHARE TRANSACTIONS
As of June 30, 2000, there were 1,000,000,000 shares of $.0001 par value authorized; 1,372,100 and 1,400,763 shares were outstanding at June 30, 2000, and December 31, 1999, respectively. Transactions in capital shares were as follows:

                                                                        SHARES
                                                                        ------
                                                         For The Six
                                                         Months Ended           For The Year
                                                         June 30, 2000              Ended
                                                          (Unaudited)         December 31, 1999
                                                  ------------------------------------------------
     Shares sold .................................             80,119               162,092
     Shares issued on reinvestment of dividends...                  0               151,506
     Shares redeemed..............................           (108,782)             (322,963)
                                                  ------------------------------------------------
     Net increase (decrease) .....................            (28,663)               (9,365)
                                                  ================================================

Note 4.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $100,130 of investment advisory fees for the six months ended June 30, 2000. The Fund has a payable to ND Money Management, Inc. of $16,890 at June 30, 2000 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

ND Capital, Inc. ("Capital"), is the Fund's principal underwriter. The Fund pays Capital service fees computed at an annual rate of 0.25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $27,549 of service fees, after partial waiver, for the six months ended June 30, 2000. The Fund has a payable to Capital of $4,689 at June 30, 2000 for service fees. Certain officers and directors of the Fund are also officers and directors of the underwriter.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $16,006 of transfer agency fees for the six months ended June 30, 2000. The Fund has a payable to ND Resources, Inc. of $2,587 at June 30, 2000 for transfer agency fees. ND Resources,
Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $17,520 of accounting service fees for the six months ended June 30, 2000. The Fund has a payable to ND Resources, Inc. of $2,894 at June 30, 2000 for accounting service fees.

Note 5.    INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $3,074,021 and $2,651,309, respectively, for the six months ended June 30, 2000.


Note 6.    INVESTMENT IN SECURITIES
At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $16,937,277, and the net unrealized appreciation of investments based on the cost was $5,458,963, which is comprised of $5,665,389 aggregate gross unrealized appreciation and $206,426 aggregate gross unrealized depreciation.

FINANCIAL HIGHLIGHTS Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------
                                      For The Six   For The Year   For The Year    For The Year   For The Year   For The Year
                                      Months Ended      Ended          Ended          Ended         Ended          Ended
                                     June 30, 2000   December 31,   December 31,   December 31,   December 31,   December 31,
                                       (Unaudited)       1999          1998            1997           1996          1995
                                  -------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD ........................   $    15.80      $    14.22     $    13.27     $    12.53     $     11.76     $   10.00
                                  -------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss).   $     (.09)     $      .08     $     (.03)    $      .21     $       .10     $     .22
     Net realized and unrealized gain (loss)
     on investment and futures
     transactions.................          .63            2.62           1.64           1.63            1.53          2.30
                                  -------------------------------------------------------------------------------------------
        Total Income (Loss) From
        Investment Operations ....   $      .54      $     2.70     $     1.61     $     1.84     $      1.63     $    2.52
                                  -------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
     From net investment income ..   $      .00      $     (.08)    $      .00     $     (.21)    $      (.10)    $    (.22)
     Distributions from net
      realized gains .............          .00           (1.04)          (.66)          (.89)           (.76)         (.54)
                                  -------------------------------------------------------------------------------------------
         Total Distributions .....   $      .00      $    (1.12)    $     (.66)    $    (1.10)    $      (.86)    $    (.76)
                                  -------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD ...........................   $    16.34      $    15.80     $    14.22     $    13.27     $     12.53     $   11.76
                                  ===========================================================================================
Total Return .....................         6.84%(A)(C)    18.98%(A)      12.17%(A)      14.65%(A)       13.84%(A)     25.20%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in
     thousands) ..................   $    22,423     $    22,133    $    20,058    $    17,444    $     11,406    $   4,362
     Ratio of net expenses (after
     expense assumption) to
     average net assets ..........        1.60%(B)(C)     1.58%(B)       1.60%(B)      1.62%(B)        1.63%(B)      1.59%(B)
     Ratio of net investment income
     to average net assets .......       (1.15)%(C)        .49%          (.36)%        1.73%            .98%         4.00%
     Portfolio turnover rate .....       12.31%          19.49%         32.28%        31.99%          50.11%        15.30%

(A) Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $265, $3,205, $2,151, $7,031, $24,114, and $39,760. If the
    expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.60%, 1.60%, 1.62%, 1.64%, 1.78%, and 2.08%, respectively.
(C) Ratio is annualized.

The accompanying notes are an integral part of these financial statements.